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                                                                   EXHIBIT 10.27

                   AMENDMENT TO COMPUTER OPERATING AGREEMENT
                       BETWEEN PAN AMERICAN BANK, F.S.B.
                            AND FISERV FRESNO INC.

In consideration for Pan American Bank, F.S.B. entering into a one (1) year term contract, with a five (5) year option, with FIserv Fresno, Inc., prior to April 1, 1995, FIserv Fresno, Inc., hereby provides the following:

 .    First year contract term shall include a core systems discount of fifteen percent (15%) and additional miscellaneous discounts as defined in Schedule A, page 3. If the five (5) year contract extension option is exercised by October 1, 1995, a total discount of thirty percent (30%) on core services will become effective immediately.* (See Below)

 .    Pan American, F.S.B. may outsource the service of its Loans at any time during the term of the contract with three months written notice. A discount of fifty percent (50%) will be applied to the standard deconversion fee.

     An increase of .0100 per Deposit account will apply with a total loan deconversion.

 .    FIserv shall provide five days onsite training.  Client will pay trainer's travel expenses only.

 .    FIserv shall waive 50% of the implementation fees for new products purchased through 1995.

In the event that there is a conflict between the terms of the agreement and the amendment, this amendment shall take precedence.

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Signature Provision

PAN AMERICAN BANK, F.S.B.                FISERV FRESNO, INC.

/s/ LAWRENCE J. GRILL                    /s/ [SIGNATURE ILLEGIBLE]
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Signature                                Signature

President                                Vice President
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Title                                    Title

/s/ [SIGNATURE ILLEGIBLE]
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Signature

Senior Vice President
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Title